EXHIBIT 8

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Enerplus Resources Fund (the “Fund”) on Form 40-F for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert J. Waters, Senior Vice President and Chief Financial Officer of EnerMark Inc., on behalf of the Fund, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Robert J. Waters
Robert J. Waters
Senior Vice President and Chief Financial Officer of EnerMark Inc.

April 22, 2004